EXHIBIT 24

                             AEROQUIP-VICKERS, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Aeroquip-Vickers, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Darryl F. Allen, William R. Ammann, James E. Kline and David M. Risley, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for the undersigned and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of up to $250,000,000 aggregate principal amount of debt securities (the "Securities") of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, and with the Commission and any and all documents required to be filed with any state securities regulating board or commission pertaining to such securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them any such substitute.

         EXECUTED as of August 23, 1997

                                                       /S/ PURDY CRAWFORD
                                                       ------------------
                                                       Purdy Crawford
                                                       Director

EXHIBIT 24

                             AEROQUIP-VICKERS, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Aeroquip-Vickers, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Darryl F. Allen, William R. Ammann, James E. Kline and David M. Risley, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for the undersigned and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of up to $250,000,000 aggregate principal amount of debt securities (the "Securities") of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, and with the Commission and any and all documents required to be filed with any state securities regulating board or commission pertaining to such securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them any such substitute.

         EXECUTED as of August 25, 1997

                                                       /S/ JOSEPH C. FARRELL
                                                       ---------------------
                                                       Joseph C. Farrell
                                                       Director

EXHIBIT 24

                             AEROQUIP-VICKERS, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Aeroquip-Vickers, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Darryl F. Allen, William R. Ammann, James E. Kline and David M. Risley, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for the undersigned and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of up to $250,000,000 aggregate principal amount of debt securities (the "Securities") of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, and with the Commission and any and all documents required to be filed with any state securities regulating board or commission pertaining to such securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them any such substitute.

         EXECUTED as of August 23, 1997

                                                        /S/ DAVID R. GOODE
                                                        ------------------
                                                        David R. Goode
                                                        Director

EXHIBIT 24

                             AEROQUIP-VICKERS, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Aeroquip-Vickers, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Darryl F. Allen, William R. Ammann, James E. Kline and David M. Risley, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for the undersigned and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of up to $250,000,000 aggregate principal amount of debt securities (the "Securities") of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, and with the Commission and any and all documents required to be filed with any state securities regulating board or commission pertaining to such securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them any such substitute.

         EXECUTED as of August 23, 1997

                                                         /S/ PAUL A. ORMOND
                                                         ------------------
                                                         Paul A. Ormond
                                                         Director

EXHIBIT 24

                             AEROQUIP-VICKERS, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Aeroquip-Vickers, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Darryl F. Allen, William R. Ammann, James E. Kline and David M. Risley, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for the undersigned and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of up to $250,000,000 aggregate principal amount of debt securities (the "Securities") of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, and with the Commission and any and all documents required to be filed with any state securities regulating board or commission pertaining to such securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them any such substitute.

         EXECUTED as of August 23, 1997

                                                       /S/ JOHN P. REILLY
                                                       ------------------
                                                       John P. Reilly
                                                       Director

EXHIBIT 24

                             AEROQUIP-VICKERS, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Aeroquip-Vickers, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Darryl F. Allen, William R. Ammann, James E. Kline and David M. Risley, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for the undersigned and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 one or more Registration Statement(s) on Form S-3 relating to the registration for sale of one or more series of up to $250,000,000 aggregate principal amount of debt securities (the "Securities") of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act of 1933, and with the Commission and any and all documents required to be filed with any state securities regulating board or commission pertaining to such securities registered pursuant to the Registration Statement(s) on Form S-3, with any and all amendments, supplements and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them any such substitute.

         EXECUTED as of August 19, 1997

                                                      /S/ W. R. TIMKEN, JR.
                                                      --------------------
                                                      W. R. Timken, Jr.
                                                      Director